SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 27, 1996



                                  CONSECO, INC.

                             State of Incorporation:
                                     Indiana


       Commission File Number                        IRS Employer Id. Number
            No. 1-9250                                    No. 35-1468632

                     Address of Principal Executive Offices:
                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032

                                  Telephone No.
                                 (317) 817-6100



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                        CONSECO, INC. AND SUBSIDIARIES



ITEM 5.  OTHER EVENTS.

     On November 27, 1996, Conseco, Inc. ("Conseco")announced the closing of the public offering by Conseco Financing Trust II, a subsidiary of Conseco, of 325,000 of 8.70 percent Capital Trust Pass-through Securities SM ("TruPS SM")* of Conseco Financing Trust II at $1,000 per security. Each TruPS security will pay cumulative cash distributions at the annual rate of 8.70 percent of the stated $1,000 liquidiation amount per security, payable semi-annually commencing May 15, 1997. The TruPS are fully and unconditionally guaranteed as to distributions and other payments by Conseco. Proceeds from the offering of approximately $321.3 million (after underwriting and other associated costs) will be used to repay bank debt.

* - Salomon Brothers has filed applications with the United States Patent and Trademark Office for the registration of the Capital Trust Pass-through Securities and TruPS service marks.


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                         CONSECO, INC. AND SUBSIDIARIES





ITEM 7(c).      EXHIBITS.



1.1 Underwriting Agreement for 325,000 Preferred Securities of Conseco Financing Trust II, dated November 22, 1996.

1.2 Pricing Agreement for 325,000 Preferred Securities of Conseco Financing Trust II, dated November 22, 1996

4.17.1 Second Supplemental Indenture, dated as of November 22, 1996, between Conseco, Inc. and Fleet National Bank, as Trustee.

4.17.4    8.70% Subordinated Deferrable Interest Debenture due 2026.

4.19.1 Amended and Restated Declaration of Trust of Conseco Financing Trust II, dated as of November 22, 1996, among Conseco, Inc.,as sponsor, the Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of Conseco Financing Trust II.

4.19.2    Global Certificate for Preferred Security of Conseco Financing
          Trust II.

4.19.3 Preferred Securities Guarantee Agreement, dated as of November 27, 1996, between Conseco, Inc. and Fleet National Bank.

5.3       Opinion of Richards, Layton & Finger, P.A.

8.0 Opinion of Locke Reynolds Boyd & Weisell as to certain federal income taxation matters.

12.2 Pro forma Computation of Ratio of Earnings to Fixed Charges and Preferred Dividends at September 30, 1996.

23.9      Consent of Richards, Layton & Finger, P.A.

23.10     Consent of Locke Reynolds Boyd & Weisell (included in Exhibit 8).




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                         CONSECO, INC. AND SUBSIDIARIES




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 27, 1996

                                         CONSECO, INC.




                                          By:  /s/ ROLLIN M. DICK
                                               ----------------------
                                               Rollin M. Dick
                                               Executive Vice President
                                                 and Chief Financial Officer





























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